Exhibit 10.12

FIFTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of March 28, 2019, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and DRAFTKINGS INC., CROWN GAMING INC., and CROWN DFS INC. (individually, each a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 21, 2016 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.      The following defined terms in Exhibit A of the Agreement are hereby amended and restated, as follows:

“Non-Formula Revolving Maturity Date” means June 27, 2019.

“Payouts” means amounts awarded by Borrower to (a) players from daily fantasy contests, (b) sportsbook customers, and (c) casino wagerers.

“Revenue” means

(a)       the sum of Entry Fees, sportsbook handle revenue, casino wager revenue, new media revenue, and risk management revenue; minus

(b)       Payouts, Chargebacks, and amounts paid or allocated with respect to deposit bonuses, loyalty programs and promotions, retention credits, prize credits, and referrals.

2.      Section 6.7(a) of the Agreement is hereby amended and restated, as follows:

(a)       Minimum Cumulative Revenue. Measured monthly and calculated on a cumulative basis with the measuring period beginning January 1, 2019, Borrowers shall achieve Revenue of at least the amounts shown in the table immediately below for the corresponding reporting periods.

Reporting Period Ending	Minimum Cumulative Revenue
January 31, 2019	$18,400,000
February 28, 2019	$32,650,000
March 31, 2019	$48,500,000
April 30, 2019	$67,000,000
May 31, 2019	$84,000,000
June 30, 2019	$97,000,000
July 31, 2019	$110,000,000
August 31, 2019	$125,000,000
September 30, 2019	$154,500,000
October 31, 2019	$188,000,000
November 30, 2019	$227,000,000
December 31, 2019	$256,000,000

For subsequent reporting periods, Bank and Borrowers hereby agree that, on or before January 30th of each year during the term of this Agreement, Borrowers shall provide Bank with a budget for such year, which shall be approved by Parent’s Board of Directors, and Bank shall use that budget to establish the minimum Revenue amounts (and calculation thereof) for such year, in good faith consultation with Borrowers, with such amounts being incorporated herein by an amendment, which each Borrower hereby agrees to execute. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by any Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4.      Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6.      As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)    this Amendment, duly executed by each Borrower;

(b)   payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing, intellectual property search or filing fees, which may be debited from any Borrower’s accounts; and

(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DRAFTKINGS INC.

By: /s/ Jason Robins
Name: Jason Robins Title: CEO
CROWN GAMING INC.

By: /s/ Tim Dent
Name: Tim Dent Title: CFO
CROWN DFS INC.

By: /s/ Tim Dent
Name: Tim Dent Title: CFO

PACIFIC WESTERN BANK

By: /s/ Joel Marquis
Name: Joel Marquis Title: VP

[Signature Page to Fifth Amendment to Amended and Restated Loan and Security Agreement]